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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SeaChange International, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William
L. Fiedler, Chief Financial Officer, Vice President, Finance and Administration, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. (S). 1350, as adopted pursuant to (S). 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William L. Fiedler
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William L. Fiedler
Chief Financial Officer, Vice President, Finance and Administration, Treasurer and Secretary
December 13, 2002